SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                                GVC Venture Corp.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                                GVC VENTURE CORP.
                              200 East 66th Street
                                   Suite B603
                          New York, New York 10021-9181



                                                                    May 25, 2004


Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of GVC Venture Corp. to be held at the offices of Jenkens & Gilchrist Parker Chapin LLP, 9th Floor, 405 Lexington Avenue, New York, New York on Wednesday, June 30, 2004 at 10:00 a.m., New York time.

     As detailed in the enclosed Information Statement, there are a number of important matters for you to consider. Please review the proposals contained within the enclosed materials carefully. We believe that they represent a significant and beneficial opportunity for the Company and its stockholders.


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.


     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 and Quarterly Report on Form 10-QSB for the nine months ended March 31, 2004, each of which has been filed with the Securities and Exchange Commission, is attached hereto, but neither are incorporated in, and are not deemed a part of, the Information Statement.

     We look forward to the Special Meeting of Stockholders, and we hope that you will attend the meeting.



                                   Sincerely,

                                  Gordon Banks,
                                  President and Chief Executive Officer

                                GVC Venture Corp.
                              200 East 66th Street
                                   Suite B603
                          New York, New York 10021-9181
                                 --------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 2004
                                 --------------

                                                              New York, New York
                                                                    May 25, 2004
To the Stockholders of
GVC Venture Corp.:

         NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of Stockholders of GVC Venture Corp. (the "Company") will be held on Wednesday, June 30, 2004, at 10:00 a.m., New York time, at the offices of Jenkens & Gilchrist Parker Chapin LLP, 9th Floor, 405 Lexington Avenue, New York, New York, for the purpose of considering and acting upon the following matters:

         (1) To authorize an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") to reduce the par value of the Company's Common Stock from $.10 per share to $0.01 per share;

         (2)  To  authorize  an  amendment  to  the  Company's   Certificate  of
Incorporation to establish a par value of $.01 per share for the Company's Preferred Stock;

         (3)  To  authorize  an  amendment  to  the  Company's   Certificate  of
Incorporation to effect a one-for-two stock combination (reverse split) of the Company's outstanding Common Stock;

         (4)  To  authorize  an  amendment  to  the  Company's   Certificate  of
Incorporation to effect a one-for-three stock combination (reverse split) of the Company's outstanding Common Stock;

         (5) To elect one Class I director, one Class II director and one Class III director to serve subject to, and from the time of, the consummation of the transaction described under the caption "Proposed Transaction" in the Information Statement to which this Notice is attached until the 2004, 2005 and 2006 Annual Meetings of Stockholders, respectively, and until the election and qualification of their respective successors; and

         (6) The transaction of such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on May 14, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                By Order of the Board of Directors,

                                         Marc J. Hanover,
                                            Secretary

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                GVC Venture Corp.
                              200 East 66th Street
                                   Suite B603
                          New York, New York 10021-9181
                                ----------------

                              INFORMATION STATEMENT
                       For Special Meeting of Stockholders
                           To be Held on June 30, 2004
                                ----------------

                                  INTRODUCTION

         This Information Statement, to be mailed to stockholders on or about May 25, 2004, is furnished by the Board of Directors of GVC Venture Corp., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders of the Company (the "Meeting") to be held on Wednesday, June 30, 2004, and at any adjournments or postponements thereof. The Meeting will be held at the place and time stated in the notice attached hereto.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

Stockholders Entitled to Vote

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on May 14, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof for which no new record date is fixed. As of the close of business on the Record Date, there were issued and outstanding 5,294,516 shares of Common Stock. A stockholder whose Common Stock is held in "street name" (that is, whose shares are held by, and registered in the name of, a broker or other nominee) who wishes to vote at the Meeting will need to obtain a proxy in favor of the stockholder from the institution that holds the stockholder's shares and attend the Meeting.

Quorum Requirement

         The presence of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting.

Required Votes

         Each share of Common Stock held as of the Record Date is entitled to one vote on each matter to be acted upon at the Meeting. The affirmative vote of a majority of the outstanding shares of Common Stock will be required to authorize each of the proposed amendments to the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"). Accordingly, abstentions and unvoted shares will have the effect of a negative vote on the proposed amendments. A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors will be required for the election of directors. Accordingly, abstentions and unvoted shares will have no effect on the vote for the election of directors.

Purposes of Meeting

     The Meeting is being held for the following purposes:

     o    to   authorize  an  amendment   to  the   Company's   Certificate   of
          Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share in order to

          o    enable the Company to complete the  transaction  described  under
               the  caption   "Proposed   Transaction,"   below  (the  "Proposed
               Transaction"); and

          o facilitate any transaction that may arise in the future for the acquisition, sale or merger of the Company and which could involve the issuance of shares of the Company's Common Stock;

     o to authorize an amendment to the Company's Certificate of Incorporation to establish a par value of $.01 per share for the Company's authorized Preferred Stock, none of which have ever been issued by the Company, in order to reduce the annual Delaware state franchise taxes payable by the Company;

     o to authorize a reverse split of the Company's Common Stock of one share for each two shares outstanding or, alternatively, one share for each three shares outstanding, either of which the Board of Directors may implement at any time on or prior to one year after the Meeting in order to create a capital structure that would be more attractive to those who may be interested in business combinations with the Company; and

     o    to  elect   directors  to  serve  if  the  Proposed   Transaction   is
          consummated.

     Messrs. Russell Banks, Gordon Banks and Palisade Investors LLC, the beneficial owners of shares of Common Stock constituting 56.4% of the Company's outstanding Common Stock, have agreed to vote in favor of each of the matters proposed in this Information Statement to be presented at the Meeting. Accordingly, a favorable vote on each of such proposals is assured.

No Dissenters' Rights

         Under Delaware law, stockholders are not entitled to dissenters' rights with respect to any of the matters proposed in this Information Statement for consideration at the Meeting.

                      STOCK OWNERSHIP BY CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information, as at April 30, 2004, with respect to the shares of Common Stock that are beneficially owned by (i) any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, (ii) the executive officers of the Company, (iii) each director and nominee to serve as a director of the Company and (iv) all executive officers and directors of the Company as a group:

                                                    Amount and Nature
                                                    of Beneficial            Percent
  Beneficial Owner                                  Ownership (1)            of Class (2)
  ----------------                                  -------------------      ------------
  Palisade Investors LLC
  1 Bridge Plaza
  Fort Lee, NJ 07024                                1,504,545(3)(4)             28.4%

  Russell Banks
  330 South Ocean Blvd.
  Palm Beach, FL 33480                                980,761(4)(5)             18.5%

  Janice Banks
  330 South Ocean Beach
  Palm Beach, FL  33480                               543,395(6)(5)             10.3%

  Lloyd Frank
  405 Lexington Avenue
  New York, New York  10174                           294,846(7)                 5.6%

  Gordon Banks                                        249,808(3)(4)              4.7%

  Bernard Zimmerman & Company, Inc.
           and
  Bernard Zimmerman
  18 High Meadow Road
  Weston, CT 06883                                      --   (3)(4)             --

  Conrad J. Gunther, Jr.                                --   (3)                --

  Marc J. Hanover                                     194,149(8)                 3.6%
  Directors and executive officers as a
       group (5 persons)                            1,674,718(9)                31.4%
---------------------------

(1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to the shares beneficially owned by the beneficial owner.

(2)  Asterisk indicates that the percentage is less than one percent.

(3) See "Proposed Transaction," below, for information regarding the proposed purchase of additional shares as to which such person or entity may become the beneficial owner upon consummation of the Proposed Transaction.

(4) See "Proposed Transaction," below, for information regarding a Stockholders Agreement entered into among such persons and entities. As a result, under Securities and Exchange Commission rules, each of such persons and entities may be deemed to be the beneficial owner of all of the 2,984,353 shares that are subject to the Stockholders Agreement, with

(Footnotes continued on following page)
     shared voting power with respect to those shares. Therefore, Palisade Investors LLC, Gordon Banks and Bernard Zimmerman & Company, Inc. (and Bernard Zimmerman) may be deemed the beneficial owners of 2,984,353 (56.4%), Russell Banks may be deemed the beneficial owner of 2,995,134 (56.6%), and Janice Banks may be deemed the beneficial owner of 3,227,748 (61.9%), shares of the Company's presently outstanding Common Stock. Each person and entity disclaims beneficial ownership of the shares owned by the others that may, by virtue of such rules, be attributed to such person or entity.

(5) Includes 761 shares owned by a trust of which Russell Banks is the trustee. Excludes 250,000 shares of Common Stock owned by Janice Banks, Mr. Banks' wife, and 293,395 shares owned by The Russell Banks Family Trust of which Janice Banks is co-trustee and shares voting and dispositive power, as to all of which excluded shares Mr. Banks disclaims beneficial ownership.

(6) Includes 293,395 shares owned by The Russell Bank Family Trust of which Janice Banks and Lloyd Frank are co-trustees and share voting and dispositive power. Excludes 980,761 shares of Common Stock beneficially owned by Russell Banks, Mrs. Banks' husband, as to which shares Mrs. Banks disclaims beneficial ownership.

(7) Includes 1,451 shares owned by Mr. Frank's wife and 293,395 shares owned by The Russell Banks Family Trust of which Mr. Frank and Janice Banks are co-trustees and share voting and dispositive power.

(8) Includes 35,000 shares subject to an option that is presently exercisable in full. Mr. Hanover has agreed to terminate the option upon consummation of the Proposed Transaction.

(9)  Excludes the shares that are excluded in footnote 4.

                              PROPOSED TRANSACTION

         The Company currently does not engage in any activities other than seeking potential opportunities for an acquisition, sale, merger or other business combination. As of December 31, 2003, the Company had cash of $14,000 and liabilities of $176,000, including $50,000 owed to each of Mr. Russell Banks and Palisade Investors LLC ("Palisade"), principal stockholders of the Company, and $13,000 advanced to the Company in November 2003 by Mr. Martin L. Berman, a principal of Palisade, to enable the Company to pay certain expenses. All of the Company's liabilities are currently due, except for the amounts owed to Mr. Banks and Palisade, which are due in November 2004. Thus, the Company does not currently have sufficient cash to pay all of its liabilities.

         In January 2004, the Company was approached by Mr. Bernard Zimmerman, President and principal shareholder of Bernard Zimmerman & Company, Inc. ("Zimmerman Company"), who expressed his belief that some privately-held companies that desire to be public may be interested in acquiring control of the Company, through a merger or otherwise, as a method for themselves becoming a publicly-held company. Mr. Zimmerman has advised the Company that he does not have any prospective business combination partners under consideration but that any business combination is almost certain to result in a change in control of the Company and substantial dilution to existing stockholders. Management of the Company believes that the experience and knowledge that Mr. Zimmerman has in advising private and public companies in numerous merger and acquisition negotiations and transactions could afford stockholders a potential opportunity to realize value from the Company's status as a public entity.

     Mr. Zimmerman expressed a willingness to help the Company identify, and take an active role in seeking value for the Company's stockholders through, an acquisition, sale, merger or otherbusiness combination with a privately-held company seeking to operate as a publicly-held company. In furtherance of this objective, Zimmerman Company offered to make an investment in the

Company, through a purchase of Common Stock, in an amount that is expected to enable the Company to continue, for a reasonable period of time, its search for such a merger or other business transaction.

         Mr. Zimmerman's willingness to do so was conditioned upon Russell Banks and Palisade capitalizing the Company's obligations to them and Jenkens & Gilchrist Parker Chapin LLP, the Company's largest creditor, agreeing to extend the obligations due it from the Company. Mr. Zimmerman advised management of the Company that neither he nor Zimmerman Company would receive any salary or fees in connection with their efforts in finding a merger partner or otherwise, except for the reimbursement of their reasonable out-of-pocket business expenses, unless the directors unanimously authorize compensation or fees.

         Following discussions, it was determined that, in addition to shares that would be purchased by Zimmerman Company, Berman Industries Inc. ("Berman Industries"), as the assignee of the right to receive repayment from the Company for the $13,000 advance made by Mr. Berman to the Company in November 2003, would convert that obligation into shares of the Company's Common Stock and Gordon Banks, President and Chief Executive Officer of the Company and son of Russell Banks (Chairman and a principal stockholder of the Company) would also invest $13,000 through the purchase of shares of the Company's Common Stock.

         As a result, on April 29, 2004, Zimmerman Company, Gordon Banks and the Berman Industries entered into a Stock Purchase Agreement with the Company (the "Stock Purchase Agreement") pursuant to which Zimmerman Company agreed to purchase 6,300,000 shares of the Company's Common Stock for $63,000, Gordon Banks agreed to purchase 1,300,000 shares of the Company's Common Stock for $13,000 and Berman Industries agreed to convert the Company's $13,000 obligation to it incurred in November 2003 into 1,300,000 shares of the Company's Common Stock. Subject to the closing of the Proposed Transaction and the payment of $100, Zimmerman Company has granted options to Conrad J. Gunther, Jr., a nominee to serve as a director subject to, and from the time of, the consummation of the Proposed Transaction (see "Election of Directors"), and to Berman Industries to purchase 300,000 and 1,300,000, respectively, of the shares to be acquired by Zimmerman Company pursuant to the Stock Purchase Agreement, exercisable until June 30, 2005 at an exercise price of $.01 per share, the same price to be paid by Zimmerman Company for such shares.

         As reported by Bloomberg LP Investor Services, since July 1, 2001, the market price of the Company's Common Stock has ranged from a high of $0.003 (3/10 of one cent) to a low of $0.00013 (13/100 of one cent) per share, except for one reported trade of 500 shares at $0.05 per share on March 28, 2003. Except for that trade, all other reported trades since November 18, 2002 have been at $0.00013 per share. The last reported trade of the Company's Common Stock prior to the date of the Stock Purchase Agreement was $0.00013 on February 24, 2004. As at March 31, 2004, the Company had a negative book value per share. Accordingly, the purchase price to be paid by Zimmerman Company, Gordon Banks and Berman Industries of $.01 per share pursuant to the Stock Purchase Agreement exceeds both the market price during this period of time and the current book value per share (which is negative) of the Company's Common Stock.

         Russell Banks and Palisade have agreed to the cancellation and capitalization of the principal and accrued interest on the Company's obligations to them condition upon completion of the purchase of shares in the Company by Zimmerman Company, Gordon Banks and Berman Industries.

     Conditioned upon completion of the foregoing, the law firm of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, has agreed to defer the Company's obligations owed them forlegal services rendered prior to January 1, 2004 and in connection with the foregoing transactions (an aggregate of approximately $75,000) on a non-interest basis until the earlier of December 31, 2010, the liquidation of the Company or the Company's merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Company's Board of Directors (other than as a result of the Stock Purchase Agreement), following which transaction or series of transactions the current stockholders of the Company immediately preceding the effectiveness of the first of such transactions do not own more than 50% of the outstanding voting power of the resulting entity immediately following the effectiveness of the last of such transactions.

         Other currently identified creditors will be paid in the normal course of business following the purchase of shares by Zimmerman Company, Gordon Banks and Berman Industries pursuant to the Stock Purchase Agreement.

         Zimmerman Company (which will not own any shares until the purchase of shares pursuant to the Stock Purchase Agreement), Russell Banks, Janice Banks (wife of Russell Banks) and Gordon Banks (the "Banks Family"), Palisade and Berman Industries have also entered into a Stockholders Agreement (the "Stockholders Agreement") pursuant to which they have agreed that all shares of the Company's stock owned by them at the time (as well as any shares they acquire under the Stock Purchase Agreement and shares they may transfer to third persons, including the shares that Zimmerman Company may transfer to Mr. Gunther and Berman Industries upon their exercise of the options granted to them by Zimmerman Company) will be voted:

         o in favor of each matter proposed in this Information Statement to be submitted to stockholders at the Meeting; and

         o for the election of one director selected by the Banks Family, one director selected by Palisade and Berman Industries and a number of directors that would constitute a majority of the Board selected by Zimmerman Company. The Banks Family has nominated Gordon Banks and Zimmerman Company has nominated Bernard Zimmerman and Conrad J. Gunther, Jr. for election at the Meeting to serve as directors of the Company subject to, and following, the closing under Stock Purchase Agreement (see "Election of Directors," below). Palisade and Berman Industries have advised the Company that they do not anticipate nominating a director at the current time.

         The Stockholders Agreement is to terminate on the earliest to occur of:
(i) the termination of the Stock Purchase Agreement without the purchase of any Shares thereunder; (ii) December 31, 2006; or (iii) the liquidation of the Company or the Company's merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Board of Directors, following which transaction or series of transactions the stockholders of the Company immediately prior to the first of such transactions do not own more than 50% of the outstanding voting power of the resulting entity at the effective date of the last of such transactions.

         As a result of the issuance of the shares pursuant to the Stock Purchase Agreement, the stock ownership of Zimmerman Company (which presently does not own any shares of Common Stock), the Banks Family, Palisade and Berman Industries would increase from 56.4% of the Company's outstanding Common Stock to 83.7% of the Company's outstanding Common Stock.

         The Company's Certificate of Incorporation and By-laws (which are not proposed for amendment at this Meeting) require the affirmative vote of at least 80% of the Company's outstanding Common Stock in order to alter, amend or repeal, or adopt any provision inconsistent with, certain provisions thereof, including provisions that:

         o require a classified Board of Directors and establish the size of the Board (at between three and twelve, as determined from time to time by a majority of the entire Board of Directors) and the term of directors;

         o provide that directors may be removed only for cause and then only by the affirmative vote of the holders of at least 80% of the outstanding shares of capital stock of the Company entitled to vote in the election of directors;

         o provide that no person shall be eligible for election as a director unless nominated by the Board of Directors or a request that his or her name be placed in nomination is received from a stockholder of record by the Secretary of the Company at least 60 days prior to the date fixed for the applicable stockholders' meeting, together with a written consent of such person to serve as a director;

         o provide that any action required or permitted to be taken at a meeting of stockholders may be taken by written consent without a meeting only by at least 80% of the stockholders;

         o require that notice of meetings of the Board of Directors be given not less than 48 hours before such meeting by mail or the calendar day preceding such meeting if given by personal delivery; and

         o require that a "Business Combination," as defined, that is not approved by the Company's Board of Directors, be approved by the affirmative vote of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Company. Among other things, a business combination includes a reclassification of the Company's securities (including a reverse split) that has the effect of increasing the proportionate share of any class of capital stock that is beneficially owned by certain "Interested Stockholders," as defined, and their affiliates and associates. Neither the Proposed Transaction nor the reverse split described under the caption "Proposed Amendment to the Company's Certificate of Incorporation to Effect a Reverse Split of the Company's Common Stock" below, will require such approval as each of which has been approved by the Company's Board of Directors.

         These   provisions  are  generally   considered  to  be   anti-takeover
provisions that may deter the acquisition of control of the Company.

         The following table sets forth the shares of the Company's Common Stock that the parties to the Stockholders Agreement are presently, and after giving effect to the Proposed Transaction will be, entitled to vote and the percentage of outstanding shares represented by those shares:

                                       Before Proposed Transaction                  After Proposed Transaction
                                   ------------------------------------            ----------------------------
                                   Number                  Percent                   Number         Percent
                                   of Shares               of Class (1)            of Shares        of Class(1)
                                   ---------               ------------            ---------        -----------
Banks Family                       1,479,808 (2)             27.9% (2)              2,779,808 (2)   19.6% (2)
Palisade and Berman Industries     1,504,545                 28.4%                  2,804,545 (3)   19.8% (3)
                                   ---------               -------                  -------------   ---------
                                   2,984,353                 56.4%                  5,584,353        39.4%
Zimmerman Company                         --                                        6,300,000 (3)    44.4% (3)
                                                                                    -------------    ---------
                                                                                    1,884,353        83.7%
All other stockholders             2,310,163                 43.6%                  2,310,163        16.3%
                                   ---------               -------                  ---------        -----
Total outstanding shares           5,294,516               100.0%                  14,194,516       100.0%

-------------------

(1)      Percentages may not add due to rounding differences.

(Footnotes continued on following page)

(2) Includes 980,000 shares owned by Russell Banks, 250,000 shares owned by Janice Banks and 249,808 shares owned by Gordon Banks. Excludes 761 shares as to which Russell Banks is trustee (and is entitled to vote) and 293,395 shares held by The Russell Banks Family Trust as to which Janice Banks and Lloyd Frank are the trustees and share voting power, which shares are not subject to the Stockholders Agreement. If such shares were subject to the Stockholders Agreement and included in the foregoing table as owned by the Banks Family, the Banks Family would be deemed the owner of an aggregate of 1,773,964 (33.5%) and 3,073,964 (21.7%) of the Company's outstanding shares of Common Stock before and after, respectively, the Proposed Transaction.

(3) Subject to the closing of the Proposed Transaction and the payment of $100, Zimmerman Company has granted options to Conrad J. Gunther, Jr. and Berman Industries to purchase 300,000 and 1,300,000, respectively, of the shares to be acquired by Zimmerman Company pursuant to the Stock Purchase Agreement, exercisable until June 30, 2005 at an exercise price of $.01 per share, the same price to be paid by Zimmerman Company for such shares. Assuming the exercise of the option immediately after the Proposed Transaction, Palisade and Berman Industries would own an aggregate of 4,104,545 shares (26.9%), Mr. Gunther would own 300,000 shares (2.1%) and Zimmerman Company would own 4,700,000 shares (33.1%) of the Company's then outstanding Common Stock.

         As owners of more than 80% of the Company's Common Stock following consummation of the Proposed Transaction, the Banks Family, Palisade, Berman Industries and Zimmerman Company, would be able to approve any Business Combination and would be able to alter, amend or repeal or adopt any provision inconsistent with the provisions of the Company's Restated Certificate of Incorporation and By-laws described above without first seeking approval of other stockholders. It is currently anticipated a separate meeting of stockholders will be held or action taken by written consent of the holders of 80% of the Company's Common Stock without a meeting (but with an information statement) to terminate all or some of these provisions.


                                   PROPOSAL 1

                  AN AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO REDUCE PAR VALUE OF COMMON STOCK FROM
                             $.10 TO $.01 PER SHARE

         The Certificate of Incorporation of the Company provides that the par value of the Company's Common Stock is $0.10 per share. Under applicable provisions of the Delaware General Corporation Law, shares of stock with a par value may be issued only for consideration having a value of not less than such par value. The Company's Common Stock has traded only sporadically for several years, with no reported purchase price in excess of $0.003 (3/10 of one cent) per share since July 1, 2001 except for one reported trade of 500 shares at $0.05 per share on March 28, 2003. Accordingly, it is unlikely that any prospective purchaser of the Company's Common Stock would be willing to provide consideration of at least $0.10 per share.

         In this regard, the Stock Purchase Agreement provides for Zimmerman Company, Gordon Banks and Berman Industries to purchase an aggregate of 8,900,000 shares of the Company's Common Stock for a consideration of $0.01 per share, which is less than the $.10 par value per shareof the Company's Common Stock (but more than the last reported (by Bloomberg LP Investor Services trade price of the Company's Common Stock of $0.00013 per share on February 27, 2004). Accordingly, a reduction in the par value of the Company's Common Stock to $0.01 per share or less is required in order to consummate the Proposed Transaction, which can not be accomplished without an amendment to the Company's Certificate of Incorporation to reduce the current $.10 par value of the Company's Common Stock to $0.01 per share or less.

         "Par Value" is a dollar value assigned to shares of stock, which is the minimum amount for which each share may be sold. Historically, the concept of par value and the stated capital of a company were to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of its shares. Over time, these concepts have lost their significance for the most part. In fact, Delaware (as well as most states) permits the issuance of shares without par value and most newly-formed companies have no par value or a minimal par value shares. Reducing the par value of the Common Stock is not related to and should have no effect on the market price of the Company's Common Stock.

         The Board also believes that the reduction in par value of the Company's Common Stock will also provide it with greater flexibility in setting the consideration that may be received for shares of Common Stock issued in other transactions, including mergers, acquisitions and other business combinations, stock issuances and issuances of securities exercisable for or convertible into shares of Common Stock.

         Accordingly, the Board of Directors unanimously adopted a resolution proposing, declaring advisable and recommending, regardless of whether the Proposed Transaction is consummated, that stockholders authorize an amendment to the Company's Certificate of Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share. The proposed amendment is reflected in Annex A to this Information Statement.

                                   PROPOSAL 2

                 AN AMENDMENT TO CERTIFICATE OF INCORPORATION TO
         ESTABLISH A PAR VALUE OF $.01 FOR THE COMPANY'S PREFERRED STOCK

         The Company's Certificate of Incorporation permits the Board of Directors, without further stockholder action, to issue up to an aggregate of 1,000,000 shares of Preferred Stock, without par value, in one or more series. Thus, the Board of Directors has the ability to issue some or all of such shares, designate the series being issued, and fix the relative rights (including voting rights), preferences (including as to dividends and in liquidation) and privileges (including rights to convert such Preferred Stock into Common Stock or other securities of the Company, and rights with respect to the redemption of such Preferred Stock, whether mandatory, at the option of the Company or at the option of the holder thereof) of each new series of the Preferred Stock, all without stockholder approval.

         The Company has never issued any Preferred Stock and has no present plans to do so.

         The Company is proposing to amend its Certificate of Incorporation to establish a par value of $0.01 for the Company's 1,000,000 authorized shares of Preferred Stock.

         The primary reason for this action is to effect a savings in the amount of franchise tax that the Company must pay each year to the State of Delaware. The Company pays franchise tax in Delaware based, in part, on the number of shares of common stock and preferred stock that the Company is authorized to issue under its Restated Certificate of Incorporation and, in the case of shares having a par value, either the par value thereof or an assumed value thereof pursuant to a formula under Delaware law. Because the Preferred Stock is without par value, the Company's 2003 Delaware franchise taxes applicable to its 1,000,000 shares of Preferred Stock, was approximately $3,150 (and would have been approximately $6,300 had the Company been active). Establishing a par value of $.01 per share for the Company's Preferred Stock will reduce the franchise tax applicable to the Preferred Stock to approximately $250.

         Accordingly,   the  Board  of  Directors  has  unanimously   adopted  a
resolution proposing, declaring advisable and recommending, regardless of whether the Proposed Transaction is consummated, that stockholders authorize an amendment to the Company's Certificate of Incorporation to establish a par value of $.01 per share for the Company's Preferred Stock. The proposed amendment is reflected in Annex A to this Information Statement.

                                PROPOSAL 3 AND 4

                      AUTHORIZING ALTERNATIVE AMENDMENTS TO
                   THE COMPANY'S CERTIFICATE OF INCORPORATION
                          TO EFFECT A REVERSE SPLIT OF
                           THE COMPANY'S COMMON STOCK

General

         The Company's Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize alternative Amendments to the Company's Certificate of Incorporation to effect a stock combination, commonly known as a reverse stock split (the "Reverse Stock Split) of the Company's outstanding shares of Common Stock in which either two or three shares of existing outstanding Common Stock ("Old Shares") would be exchanged for one share of new Common Stock ("New Shares"), with any fractional shares that would otherwise be issuable being round up to the next whole share. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Ratio."

         The proposed Amendments, which are identical except for the Exchange Ratio, will be voted upon separately by stockholders. Stockholders may vote to authorize one, both or neither of the Proposed Amendments. If both of the proposed Amendments are authorized by stockholders, the Company's Board of Directors may effect a Reverse Split using either of the two Exchange Ratios included in the proposed Amendments, in which case the Board would, in accordance with Section 242(c) of the Delaware General Corporation Law, abandon the other authorized Amendment without further action by stockholders. If only one of the Amendments is authorized by stockholders, the Board may implement only the Reverse Split and Exchange Ratio embodied in that Amendment. The Board of Directors has recommended that both of the Amendments being presented to stockholders be authorized.

         If one or both of the Proposed Amendments are authorized by stockholders, the Board of Directors will have authority, without further stockholder approval, to file an Amendment to the Company's Certificate of Incorporation (the "Reverse Split Amendment") with the Secretary of State of the State of Delaware to effectuate the Reverse Split authorized by the selected Amendment and to determine, in its judgment, the exact timing of the effective date and time of the Reverse Split at any time prior to the earlier of the next annual meeting of stockholders and one year after the Meeting (the "Effective Time").

         The text of the proposed one-for-two and one-for-three Reverse Split Amendments (subject to inserting the effective date of the Reverse Split) is set forth in Annexes B-1 and B-2, respectively, to this Information Statement.

         The Board of Directors reserves the right, notwithstanding stockholder authorization, and without further action by stockholders, to abandon or delay the Reverse Split, if at any time prior to the filing of the authorized Amendment with the Delaware Secretary of State, it determines, in its sole discretion, that the Reverse Split would not be in the best interests of the Company and its stockholders.

         The Reverse Split, if effectuated, will not change the proportionate equity interests of the Company's stockholders, nor will the respective proportionate voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the adjustment of fractional shares. The Common Stock issued pursuant to the Reverse Split would remain fully paid and non-assessable. The Company would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 notwithstanding the Reverse Split.

         However, since there will be no change in the number of the Company's authorized shares of Common Stock by virtue of the Reverse Split and the number of outstanding shares will be reduced, the Company will be able to issue more shares of Common Stock than it would be able to absent the Reverse Split.

Purposes of the Reverse Split

         The purpose of the Reverse Split is to create a capital structure that would be more attractive to those who may be interested in business combinations with the Company.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

         Following authorization of either or both of the Reverse Split Amendments by the Company's stockholders, and if the Board of Directors still believes that a Reverse Split in one of the Exchange Ratios authorized by stockholders is in the best interests of the Company and its stockholders, the Company will file a Reverse Split Amendment embodying an Exchange Ratio authorized by stockholders, as well as the appropriate Effective Time for the Reverse Split, with the Secretary of State of the State of Delaware. Beginning at the Effective Time, the Old Shares of Common Stock will be exchanged for New Shares of Common Stock in the Exchange Ratio set forth in the Reverse Split Amendment. Each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

         As soon as practicable after the Effective Date, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Ratio. It is anticipated that the Company's transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be then asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until the stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. STOCKHOLDERS SHOULD NOT DESTROY THEIR EXISTING STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR EXISTING STOCK CERTIFICATES UNLESS AND UNTIL REQUESTED TO DO SO.

Fractional Shares

         No fractional share of Common Stock or cash in lieu of fractional Common Stock will be issued or paid in connection with the Reverse Split. Instead, stockholders who would otherwise be entitled to receive a fraction of a share will be entitled to receive a whole share in lieu of such fractional share.

Federal Income Tax Consequences of the Reverse Split

         The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with his, her or its own tax advisor with respect to the consequences of the Reverse Split.

         No gain or loss should be recognized by a stockholder of the Company upon the exchange of Old Shares for New Shares pursuant to the Reverse Split. However, to the extent that a stockholder would have been entitled to a fractional share and receives a whole share in lieu of such fractional share, the excess of the fair market value of the whole share over the fractional share to which the stockholder would have otherwise been entitled in the Reverse Split (the "Dividend Fraction Value") will be treated as a taxable dividend.

         The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor increased by the Dividend Fraction Value. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split, except that the holding period for the fraction of a share issued to round up to nearest whole share will commence at the Effective Time.

                                   PROPOSAL 5

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. These classes are required to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits. The Board currently consists of two directors, comprised of one Class I director (Gordon Banks) and one Class II director (Russell Banks). Each of these individuals has served as a director since 1987. John J. Hoey and Cornelius J. Reid, Jr., formerly Class III directors resigned following the Board's authorization of the Proposed Transaction (which they approved). Russell Banks has agreed to resign as director contemporaneously with the consummation of the Proposed Transaction.

         Under the Stockholders Agreement, Zimmerman Company and Berman Industries (which presently do not own any shares of the Company's Common Stock and, therefore, will not be entitled to vote at the Meeting), the Banks Family and Palisade have agreed to vote their shares for one director designated by the Banks Family and one director designated by Palisade and Berman Industries, and a sufficient number of directors to constitute a majority of the entire Board designated by Zimmerman Company, all directors to serve in classes designated by Zimmerman Company. Palisade currently has the right to designate two directors, which right it has not exercised to date and will terminate upon completion of the Proposed Transaction and, in lieu thereof, Palisade and Berman Industries will have the right to nominate one director pursuant to the Stockholders Agreement. Palisade and Berman Industries have advised the Company that they do not anticipate nominating a director at the current time. The Banks Family has nominated Gordon Banks to serve as a Class I director and Zimmerman Company has nominated Conrad
J. Gunther, Jr. and Bernard Zimmerman for election at the Meeting to serve as Class II and Class III directors, respectively, upon consummation of the Proposed Transaction.

         Therefore, stockholders will be asked at the Meeting to elect Gordon Banks as a Class I director, Conrad J. Gunther, Jr. as a Class II director and Bernard Zimmerman as a Class III director to serve from the time of the consummation of the Proposed Transaction until the 2004, 2005 and 2006 Annual Meetings of Stockholders, respectively, and until their respective successors are elected and qualified.

Background of Nominees

         Gordon Banks, 48, has served as President of the Company since June 1988, after serving as Vice President of the Company from its inception in 1987 until June 1988. Mr. Banks was designated Chief Executive Officer by the Company's Board of Directors in September 2003. Since November 1988, Mr. Banks has been co-director of Enviro Stables Ltd., a company engaged in acquiring, breeding, racing and sale of horses.

         Conrad J. Gunther, Jr., 57, has been President of E-Billsolutions, Inc., an independent sales organization that assists merchants in arranging the processing of their credit card transactions, since 2000. From 1994 until 2000, Mr. Gunther served as President of C J Gunther & Associates, a provider of financial and management consulting services, and Managing Director of The Allied Group, an insurance brokerage firm. From 1989 until 1994 Mr. Gunther served as Executive Vice President and Chief Operating Officer of North Fork Bancorporation, a bank holding company.

         Bernard Zimmerman, 71, has been President and Treasurer of Bernard Zimmerman & Company, Inc., a financial and management consulting firm, since 1972. Since July 2003, Mr. Zimmerman has also served as President and Chief Executive Officer and a director of FCCC, Inc., a company engaged in seeking mergers, acquisitions, other business combinations and financial transactions. Mr. Zimmerman also serves as a director and member of the Audit Committee of Sbarro, Inc. and a trustee of the Institute for Cancer and Molecular Medicine at Temple University. Mr. Zimmerman has been a certified public accountant in New York for more than the past thirty-five years.

Background of Non-Continuing Director

         Russell Banks, 84, served as the Company's Chief Executive Officer from its inception in 1987 until September 2003, first as President until June 1988 and thereafter as Chairman of the Board of Directors. Mr. Banks has been retired since September 2003. From 1961 until it was acquired by Imperial Chemical Industries PLC in June 1995, Mr. Banks was President, Chief Executive Officer and a director of Grow Group, Inc. (a manufacturer of specialty chemicals).

Executive Officers

         The Company's only current executive officers are Gordon Banks and Marc
J. Hanover. Mr. Banks' background is discussed above. Mr. Hanover, 53, has served as Vice President-Finance, Chief Financial Officer, Secretary and Treasurer of the Company since its inception. Since November 1988, Mr. Hanover has been co-director of Enviro Stables Ltd., a company engaged in acquiring, breeding, racing and sale of horses.

         The Company's officers devote minimal time to the Company's affairs. The Company's officers serve at the pleasure of the Board of Directors.

         It is expected that following completion of the Proposed Transaction, Mr. Zimmerman will replace each of Russell Banks as Chairman of the Board of Directors, Gordon Banks as President and Chief Executive Officer, and Marc J. Hanover as Chief Financial Officer and Treasurer of the Company, and that Mr. Hanover will remain as Secretary of the Company. Mr. Zimmerman expects to devote such time and attention as may be reasonably required to the Company's efforts in seeking a business combination.

Family Relationships

         Gordon L. Banks is the son of Russell Banks. Marc J. Hanover is the nephew of Russell Banks' wife. None of the other directors or officers are related.

Committees of the Board

         The Board of Directors has no standing Audit, Compensation or Nominating Committee or committee performing similar functions. The Company has no operations and only limited resources and, even following the Proposed Transaction, would still have only limited resources. The Board of Directors believes that the costs of establishing such committees, including the funds that would be needed to recruit and retain independent directors to serve on such committees and document the committees' policies, procedures and activities, including seeking the help of counsel therefor, would be better spent on complying with requisite disclosure rules and seeking an acquisition, sale, merger or other business combination opportunity for the Company. Messrs. John J. Hoey and Cornelius J. Reid, Jr., who resigned as directors on April 10, 2004, were independent directors of the Company, as defined in Nasdaq's corporate governance rules. Messrs. Russell Banks and Gordon Banks, who comprised the remaining directors of the Company and are presently the sole directors of the Company, are not deemed independent under those rules.

Meetings of the Board of Directors

         During the Company's fiscal year ended June 30, 2003, its Board of Directors held one meetings. Each director attended at least 75% of the meetings of the Board of Directors held during that fiscal year.

                             EXECUTIVE COMPENSATION

Executive Compensation

         No executive officer received any cash compensation during the past three fiscal years.

Option Grants in Last Fiscal Year

         No options to purchase shares of the Company's Common Stock were granted by the Company to any executive officer during fiscal 2003.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         No options to purchase shares of the Company's Common Stock were exercised by any executive officer during fiscal 2003. The only outstanding unexercised options held at June 30, 2003 by the Company's executive officers were options to purchase 10,000 and 25,000 shares of Common Stock held by Marc
J. Hanover, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer of the Company, that are exercisable in full at any time until September 2005 and September 2008, respectively, at exercise prices of $0.22 and $0.10 per share, respectively. Mr. Hanover has agreed that the option, which was out-of-the-money (its exercise price exceeding the market value of the Company's Common Stock), be cancelled upon consummation of the Proposed Transaction.

Standard Remuneration of Directors

         Directors have not received compensation for services as a director for more than the past three years.

Related Party Transactions

         On or about March 15, 2002 and June 15, 2003, Russell Banks loaned $8,000 and $42,000, respectively, to the Company and, on or about each of September 15, 2002 and April 15, 2003, Palisade loaned $25,000 to the Company. Each loan bears interest at 6% per annum. The loans ($100,000 in the aggregate) were used to fund expenses of the Company. The loans were originally due on October 30, 2003 and have been extended to November 30, 2004. Mr. Banks and Palisade have agreed to the cancellation and capitalization of the principal and accrued interest on these loans conditioned upon completion of the Proposed Transaction.

         In addition, in November 2003, Mr. Martin L. Berman advanced $13,000 to the Company to enable the Company to pay certain other expenses. The obligation bears interest at the rate of 6% per annum and is payable on November 30, 2004. Mr. Berman has assigned this obligation to Berman Industries which has agreed to convert this advance (and to waive the accrued interest thereon) into 1,300,000 shares of Common Stock conditioned upon completion of the Proposed Transaction.

                                  MISCELLANEOUS

Independent Public Accountants

         On December 9, 2003, Ernst & Young LLP ("Ernst & Young") resigned as the Company's independent public accountants. No replacement independent public accounting firm has been selected to date.

         Ernst & Young's report on the financial statements of the Company for each of the fiscal years ended June 30, 2002 and June 30, 2003 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles, except that its report on the Company's financial statements for the fiscal year ended June 30, 2003 contained a "going concern" qualification.

         During those fiscal years and the subsequent interim period thereafter through the date of termination of Ernst & Young's engagement:

         o There were no disagreements with Ernst & Young, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years; and

         o There was no "reportable event," as that term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-B, and there was no disagreement or difference of opinion with Ernst & Young regarding any "reportable event".

         The Company provided Ernst & Young with a copy of the foregoing statements and requested that Ernst & Young furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agreed with the statements made by the

Company. By letter dated December 12, 2003 to the Securities and Exchange Commission, Ernst & Young advised that it was in agreement with the statements contained above.

         During those fiscal years and the subsequent interim period thereafter through the date of termination of Ernst & Young's engagement, neither the Company nor anyone on behalf of the Company consulted any independent public accounting firm (other than Ernst & Young) regarding either the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement or event, within the meaning of Item 304(a)(1)(iv) of Regulation S-B.

Principal Accountant Fees and Services

         The only fees incurred by the Company to Ernst & Young for professional services rendered for the fiscal years ended June 30, 2002 and June 28, 2003 were $6,600 and $8,000, respectively, for professional services rendered for Ernst & Young's audit of the Company's annual consolidated financial statements and review of the Company's interim consolidated financial statements included in quarterly reports.

         In connection with the standards for independence of the Company's independent public accountants promulgated by the SEC, the Company's Board of Directors considered whether the services provided by Ernst & Young was compatible with maintaining the independence of Ernst & Young.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Board of Directors present policy is to pre-approve all audit services and permissible non-audit services provided by the independent auditors. In fiscal 2002 and 2003, the Company's auditors performed only audit services at a pre-agreed upon fee. In the future, services by the Company's independent auditors could include audit services, audit-related services, tax services and other services. It is expected that pre-approval will be for periods up to one year for services and be set forth in an engagement letter approved by the Board of Directors that is detailed as to the particular service or category of services to be provided and subject to a specific budget. The independent auditors and management are required to report to the Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval procedures and as to the fees for the services performed to date.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on written representations that no reports were required and information available to the Company regarding the record ownership of shares, the Company believes that no reports were required to be filed by such persons with respect to the Company's fiscal year ended June 30, 2003.

Stockholder Proposals

         For Inclusion in a Company Proxy Statement

         From time to time stockholders may present proposals for consideration at a meeting of stockholders which may be proper subjects for inclusion in the
Company's   proxy  statement  and  form
of proxy relating to that meeting. Stockholder proposal, other than nominations for directors, intended to be included in the Company's proxy statement and form of proxy (should the Company determine to solicit proxies for such meeting) relating to the Company's Annual Meeting of Stockholders, presently scheduled to be held on or about November 30, 2004, must be received by the Company by August 2, 2004.

         Director Nominations

         Under the Company's Certificate of Incorporation, no person is eligible for election as a director unless (a) nominated by the Board of Directors or (b) a written request that his or her name be placed in nomination is received from a stockholder of record by the Secretary of the Company not less than 60 days prior to the date fixed for the meeting, together with the written consent of such person to serve as a director.

         Stockholders who wish to recommend a candidate for election to the Board of Directors on the Board's proposed slate of Directors may submit such recommendation to the Secretary or President of the Company for transmittal to the Board of Directors. Any recommendation must include the name, contact information, background, experience and other pertinent information on the proposed candidate and must be received by October 2, 2004 for consideration by the Board.

         Although the Board is willing to consider candidates recommended by stockholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by stockholders. In identifying and evaluating nominees for director, the Board will consider each candidate's qualities, experience, background and skills, as well as other factors, which the candidate may bring to the Board of Directors.

         Each member of the Board of Directors of the Company participates in the consideration of director nominees. The Company does not believe that, in light of its inactive status and lack of resources currently available to it, that having a separate nominating committee would provide added benefit to the Company.

         Other Proposals to be Presented at the Meeting

         As to any other proposals intended to be presented by a stockholder without inclusion in the Company's proxy statement and form of proxy for the Company's next Annual Meeting of Stockholders (should the Company elect to submit proxies), the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before October 16, 2004. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

         Any of the foregoing proposals, as well as any questions relating thereto, should be directed to the President or Secretary of the Company, at the Company's principal executive offices, presently located at 200 East 66th Street, Suite B603, New York, New York 10021-9181.

Communication with Directors

         Stockholders or other interested parties may communicate directly with the Board of Directors by mail addressed to the Board of Directors or to the attention of a specific member of the Board of Directors. Any such communication should be addressed to Marc J. Hanover, Secretary of the Company, 200 East 66th Street, Suite B603, New York, New York 10021-4181, if sent prior to consummation of the Proposed Transaction or to the attention of Bernard Zimmerman, 18 High Meadow Road, Weston, Connecticut 06883, if sent following consummation of the Proposed Transaction. Consummation of the Proposed Transaction will be reflected in a Current Report on

Form 8-K filed by the Company with the Securities and Exchange Commission (the "SEC"), a copy of which may be obtained from the SEC's Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549 upon payment of prescribed fees, and also may be reviewed on the SEC's website: http://www.sec.gov. If the communication is addressed to the entire Board, copies thereof will be made and forwarded to each member of the Board. If such communication is addressed to a specific member of the Board it will not be opened and will be forwarded directly to that member of the Board.

         This process has been approved by John H. Hoey and Cornelius J. Reid, Jr., who were, at the time of the Company's adoption of this policy, independent directors, within the meaning of the standards for independence of board members established by (although the Company is not listed on) the New York Stock Exchange. Messrs. Hoey and Reid resigned following the Board's authorization of the Proposed Transaction and the adoption of this policy (both of which were approved by them).

Director Attendance at Stockholders Meetings

         The Company expects members of the Board of Directors to attend Annual Meetings of Stockholders. All members of the Board of Directors attended the Company's last Annual Meeting of Stockholders, held on December 6, 2000.

Additional Information

         The cost of solicitation of this Information Statement, including the cost of reimbursing banks and brokers for forwarding this Information Statement to their principals, will be borne by the Company.

Annual Report

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 and Quarterly Report on Form 10-QSB for the nine months ended March 31, 2004, each of which has been filed with the Securities and Exchange Commission, is attached hereto, but neither are incorporated in, and are not deemed a part of, this Information Statement. A copy of those reports is also available, without charge, to stockholders upon request that should be addressed to Marc J. Hanover, Secretary of the Company, 200 East 66th Street, Suite B603, New York, New York 10021-9181 until consummation of the Proposed Transaction and, thereafter, to Bernard Zimmerman, President, 18 High Meadow Road, Weston, Connecticut 06883.

Other Matters

         The Board of Directors does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting.


                                        By Order of the Board of Directors,

                                                  Marc J. Hanover,
                                                     Secretary

Dated:  May 25, 2004

                                     Annex A

  Proposed Amendment to the first paragraph of Article FOURTH of the Company's
                     Restated Certificate of Incorporation.

   Words in brackets are to be deleted; words in bold are to be substituted.

         FOURTH: The total number of shares which the Corporation shall have authority to issue is Fifty One Million (51,000,000), of which Fifty Million (50,000,000) shall be Common Stock with a par value of [Ten Cents ($.10) ] One Cent ($.01) per share; and One Million (1,000,000) shall be Preferred Stock [without par value ] with a par value of One Cent ($.01) per share.

                                    Annex B-1

         Article FOURTH of the Company's Restated Certificate of Incorporation is to be amended to add the following to the end thereof:

         "Effective 12:01 a.m. on , 20 (the "Effective Date"), each two
         (2) shares of Common Stock of the Corporation then issued shall be automatically combined into one share of Common Stock of the Corporation. There shall be no fractional shares issued. In lieu thereof, holders of record thereof who would otherwise be entitled to receive a fraction of a share will be entitled to receive a whole share in lieu of such fractional share."



                                    Annex B-2

         Article FOURTH of the Company's Restated Certificate of Incorporation is to be amended to add the following to the end thereof:

         "Effective 12:01 a.m. on , 20 (the "Effective Date"), each three (3) shares of Common Stock of the Corporation then issued shall be automatically combined into one share of Common Stock of the Corporation. There shall be no fractional shares issued. In lieu thereof, holders of record thereof who would otherwise be entitled to receive a fraction of a share will be entitled to receive a whole share in lieu of such fractional share."

                       2003 Annual Report on Form 10-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB

(X) ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the fiscal year ended June 30, 2003.

( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the transition period from ______________________ to ______________________

Commission File No. 0-15862

                                GVC VENTURE CORP.
                               -------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                         13-3018466
------------------------------------        -----------------------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

200 East 66th Street, Suite B603, New York, N.Y.              10021-9181
------------------------------------------------              ----------
(Address of principal executive offices)                      (Zip code)

Registrant's telephone number including area code: 212-446-6725

Securities registered pursuant to Section 12(b) of the Act:  None
Securities registered pursuant to Section 12(g) of the Act:  None

                  Common Stock, $ .10 par value

         Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [ ] No [X]

         Registrant expects to file its current report on Form 10Q for the quarter ended September 30, 2003 originally due November 17, 2003 on or about December 5, 2003.

         Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

         The registrant had no revenues in the fiscal year ended June 30, 2003.

         The aggregate market value as of September 15, 2003 of the registrant's Common Stock held by non-affiliates of the registrant was $529, computed on the basis of the last reported trade on June 13, 2003 on the Over-the-Counter Bulletin Board of the Nasdaq. On that date one trade was reported at $.0001 per share.

         The number of shares outstanding of the registrant's Common Stock as of September 15, 2003 was 5,294,516.

                       DOCUMENTS INCORPORATED BY REFERENCE
                                      None.

          Transitional Small Business Disclosure Format Yes [ ] No [X]

Item 1.  Business
-------  --------

         GVC Venture Corp. (the "Company"), currently engages in no activities other than seeking potential opportunities for an acquisition, sale or merger. Management, while it looks at opportunities, it investigated two opportunities during fiscal 2003. Neither of these resulted in any meeting of the minds and all activity relating to these two opportunities have ceased. The Company intends to continue its search for potential business opportunities.

         Mr. Russell Banks, Chairman of the Board of Directors of the Company, and Palisade Investors LLC now known as Palisade Investors LLC have previously funded the expenses of the Company. Mr. Banks and Palisade Investors LLC have advised the Company that they are reviewing whether or not they will continue to provide further funding for the Company. At June 30, 2003, the Company's liabilities of $166,000 exceeded the Company's cash and cash equivalents (the Company's only assets) of $15,000. Accordingly, the Company is considering various alternatives to a merger, acquisition or sale, including the cessation of its activities and/or its liquidation and dissolution.

Employees
---------

         The Company currently has no full time employees.

Item 2.  Properties
-------  ----------

         The Company neither owns nor leases any real property. The Company's mailing address is 200 East 66th Street, Suite B603, New York, NY 10021-9181.

Item 3.  Legal Proceedings
-------  -----------------

         The Company is not a party to any legal proceeding.

Item 4.  Submission of matters to a Vote of Security Holders
-------  ---------------------------------------------------

         No matters were submitted to a vote of shareholders during the fourth quarter of the fiscal year covered by this Report.

                                     PART II

Item 5.  Market for Registrant's Common Equity and related Stockholder Matters
-------  ---------------------------------------------------------------------

         The Company is currently quoted on Nasdaq's Over-the-Counter Bulletin Board under the symbol: GPAX, where trading activity is minimal. The following table sets forth actual trade prices for the Company's Common Stock for each quarterly period during the fiscal years ended June 30, 2003 and 2002, as reported by the Bulletin Board. The prices are without markups, markdowns or commissions.

Fiscal 2003                           High                                Low
-----------                           ----                                ---
First Quarter (1)                     .001  (1)                           .001
Second Quarter (2)                    .001  (1)                           .0001
Third Quarter (3)                     .0001 (2)                           .0001
Fourth Quarter (4)                    .0001 (3)                           .0001

Fiscal 2002
First Quarter (1)                     .003 (2)                            .001
Second Quarter (2)                    .001 (3)                            .0001
Third Quarter (3)                     .001 (2)                            .0001
Fourth Quarter (4)                    .001 (3)                            .001
----------------

     (1) During this quarter there were five trades.

     (2) During this quarter there were three trades.

     (3) During this quarter there were two trades.

         To date the Company has not paid any cash dividends, and it is not anticipated that dividends will be paid in the foreseeable future.

         As of September 15, 2003, there were approximately 3,589 holders of record of the Company's Common Stock.

Equity Compensation Plan Information
------------------------------------

         The following sets forth certain information as of June 30, 2003 concerning the Company's equity compensation plans:

                                                                                      NUMBER OF SECURITIES
                                                                                          REMAINING FOR
                              NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE          FUTURE ISSUANCE UNDER
                              BE ISSUED UPON EXERCISE       EXERCISE PRICE OF          EQUITY COMPENSATION
                              OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,       (EXCLUDING REFLECTED IN
                                WARRANTS AND RIGHTS        WARRANTS AND RIGHTS             COLUMN (A)
                                        (A)                        (B)                         (C)
                             -------------------------- -------------------------- ----------------------------
Equity compensation plans            35,000(1)                       $.13                      -0-
approved by security
holders
Equity compensation                      -0-                        --                         -0-



plans not approved by security
holders

---------------------------- -------------------------- -------------------------- ----------------------------
Total                                35,000                          $.13                      -0-
---------------------------- -------------------------- -------------------------- ----------------------------

(1) Represents options to purchase an aggregate of 35,000 shares of Common Stock granted to the Vice President-Finance, Secretary and Treasurer of the Company at exercise prices per share equal to the fair market value per share of the Company's Common Stock on the date of grant.


Item 6.  Management's Discussion and Analysis of Financial Condition and Results
-------  -----------------------------------------------------------------------
         of Operations
         -------------


         The following discussion and analysis should be read in conjunction with the Consolidated Financial Statements and notes thereto contained in Item 7 of this Report.

General

         The Company currently engages in no operating activities other than seeking potential opportunities for an acquisition, sale or merger. None have resulted in any meeting of the minds and all activity relating opportunities have ceased. Any acquisition or merger is likely to result in a change in control of the Company. The Company intends to continue its search for potential business opportunities. As noted below (see "Liquidity and Capital Resources"), the Company is considering various alternatives to a merger, acquisition or sale, including the cessation of its activities and/or its liquidation and dissolution.

         The following table sets forth selected financial information relating to the consolidated results of operations and financial position of the Company and its subsidiaries for the five years ended June 30, 2003.


                                         FOR THE YEAR ENDED JUNE 30,
                                  ----------------------------------------
                                  2003     2002     2001     2000     1999
                                  ----     ----     ----     ----     ----
                                      (IN THOUSANDS EXCEPT PER SHARE DATA)
Statement of Operations Data:
Revenues (1)                       $-       $-       $-       $-       $-
Loss from Continuing
  Operations (2)                  (40)    (105)     (80)     (37)     (39)
Per Share Data:
Basic and Diluted Loss from
  Continuing Operations (2)      (.01)    (.02)    (.02)    (.01)    (.01)
                                 ====     ====     ====     ====     ====

                                         FOR THE YEAR ENDED JUNE 30,
                                  ----------------------------------------
                                  2003     2002     2001     2000     1999
                                  ----     ----     ----     ----     ----
                                      (IN THOUSANDS EXCEPT PER SHARE DATA)
Balance Sheet Data:
Total Assets                    $  15    $   3    $  18    $  56    $  38
Long-Term Obligations             100       50      N/A      N/A      N/A(1)
Total Liabilities                 166      114      N/A      N/A      N/A
Total Stockholders'
  Equity/(Deficit)               (151)    (111)      (8)      32       19
Book Value Per Share            ($.03)   ($.02)      --    $ .01    $ .01
Cash Dividends Per Share           --       --       --       --       --


(1) The Company has had no revenues and has engaged in no operating activities since fiscal 1994.

(2) Based upon the weighted average shares of Common Stock outstanding of 5,294,516 in 2003; 5,241,377 shares in 2002; 3,948,044 shares in 2001;
         3,198,043 shares in 2000; and 3,114,710 shares in 1999.

Results of Operations
---------------------

Fiscal 2003 compared to Fiscal 2002
-----------------------------------

         The Company had no revenues in either fiscal 2003 or fiscal 2002.

         Expenses in fiscal 2003 were $ 40,000, a decrease of $65,000 from fiscal 2002. The decrease was a result of the absence of $75,000 of legal expenses, principally legal fees, incurred in fiscal 2002 in connection with a proposed merger that was not completed, partially offset by $8,000 higher state and local taxes.

Fiscal 2002 compared to Fiscal 2001
-----------------------------------

         The Company had no revenues in either fiscal 2002 or 2001.

         Expenses were $105,000 in fiscal 2002, a $25,000 increase over fiscal 2001. The increase was a result of legal expenses of $75,000 incurred for a proposed merger that was not completed, partially offset by the absence of annual meeting expenses and $5,000 lower state and local taxes.

Off-Balance Sheet Arrangements
------------------------------

         The Company has no off-balance sheet financing arrangements.

Liquidity and Capital Resources
-------------------------------

         During fiscal 2003, the Company had a positive cash flow of $12,000, principally as a result of a $50,000 loan from Palisade Investors LLC, which was partially offset by the use of cash to finance the net loss of $40,000.


----------
(1) This information is not available.

         Mr. Russell Banks, Chairman of the Board of Directors of the Company, and Palisade Investors LLC have previously funded the expenses of the Company. Mr. Banks and Palisade Investors LLC have advised the Company that are reviewing whether or not they will continue to provide further funding for the Company. At June 30, 2003, the Company's liabilities of $166,000 exceeded the Company's cash and cash equivalents (the Company's only assets) of $15,000. Accordingly, the Company is considering various alternatives to a merger, acquisition or sale, including the cessation of its activities and/or its liquidation and dissolution.

Item 7.  Financial Statements and Supplementary Data

         The following consolidated financial statements of the Company are contained in this Report on the pages indicated:

                                                                                                   Page
   Report of Independent Auditors.......................................................             8
   Consolidated Financial Statements:
       Consolidated Balance Sheets - June 30, 2003 and 2002.............................             9

       Consolidated Statements of Operations -
           years ended June 30, 2003, 2002 and 2001.....................................            10

       Consolidated Statements of Stockholders'(Deficit) -
           years ended June 30, 2003, 2002 and 2001.....................................            11

       Consolidated Statements of Cash Flows - Years ended June 30, 2003, 2002, and 2001            12

       Notes to Consolidated Financial Statements.......................................            13

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholders
GVC Venture Corp. and Subsidiaries

We have audited the accompanying consolidated balance sheets of GVC Venture Corp. and subsidiaries (collectively, the "Company") as of June 30, 2003 and 2002, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for each of the three years in the period ended June 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the financial statements, the Company has incurred losses of $40,000 and $105,000 for the years ended June 30, 2003 and 2002, respectively. These losses have significantly weakened the Company's financial position and its ability to meet current operating expenses, and, at June 30, 2003, the Company's current liabilities exceeded its current assets by $151,000. There can be no assurance that the Company will have sufficient funds to finance its operations, which continue to show losses, through the year ending June 30, 2003. As a result there is substantial doubt about the Company's ability to continue as a going concern.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of GVC Venture Corp. and subsidiaries at June 30, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2002 in conformity with accounting principles generally accepted in the United States.


                                             /s/ ERNST & YOUNG LLP
New York, New York
October 10, 2003

                       GVC VENTURE CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                                    June 30,
                                                                                 2003       2002
                                                                                -------    -------
                                                                        (In thousands, except share data)

Assets
------
Current Assets
Cash and cash equivalents                                                       $    15    $     3
Accounts Receivables and other current
Assets
Total Current Assets                                                                 15          3
                                                                                -------    -------

Total Assets                                                                    $    15    $     3
                                                                                =======    =======


Liabilities and Stockholders' Deficit
-------------------------------------

Current Liabilities
Accounts payable and accrued expenses                                           $    66    $    64


Total Current Liabilities                                                       $    66    $    64

Long-Term Debt                                                                  $   100    $    50

Stockholders' Deficit
Common Stock - $ .10 par value; 50,000,000 shares authorized 5,294,516 shares and 5,294,516 shares issued and outstanding in 2003
and 2002, respectively                                                              529        529
Paid-in capital                                                                   1,688      1,688
Accumulated Deficit                                                              (2,368)    (2,328)

Total Stockholders' Deficit                                                        (151)      (111)
                                                                                -------    -------

Total Liabilities & Stockholders' Deficit                                       $    15    $     3
                                                                                =======    =======

See Notes to Consolidated Financial Statements

                       GVC VENTURE CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                   YEAR ENDED JUNE 30,
                                                            2003           2002          2001
                                                         ---------      ---------      ---------
                                                             (In thousands except share data)
Corporate Office Expenses                              $        40    $       105    $        80
Other (income)/expense:
Interest (income)/expense, net                                  --             --             --
NET LOSS                                               $       (40)          (105)           (80)
                                                         ---------      ---------      ---------

BASIC AND DILUTED
LOSS PER SHARE                                         $      (.01)   $      (.02)   $      (.02)
                                                         =========      =========      =========

Weighted Average Number of Common Shares Outstanding     5,294,516      5,241,377      3,948,044


See Notes to Consolidated Financial Statements.

                       GVC VENTURE CORP. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
            ---------------------------------------------------------


                                                          Common     Paid-in   Accumulated
                                                           Stock     Capital     Deficit
                                                          -------    -------    -------
                                                                  (In thousands)
Balance at June 30, 2000                                  $   361    $ 1,814    $(2,143)
Net Loss                                                      (80)
Purchase of 800,000 shares each by one investor and the
Chairman of the Board, respectively                           160       (120)
                                                          -------    -------    -------
Balance at June 30, 2001                                  $   521    $ 1,694    $(2,223)

Net Loss                                                                           (105)
Purchase of 80,000 shares by the
Chairman of the Board                                           8         (6)
                                                          -------    -------    -------
Balance at June 30, 2002                                  $   529    $ 1,688    $(2,328)

Net Loss                                                                            (40)
                                                          -------    -------    -------
Balance at June 30, 2003                                  $   529    $ 1,688    $(2,368)
                                                          =======    =======    =======


See Notes to Consolidated Financial Statements.

                       GVC VENTURE CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       June 30,
                                                                               2003     2002     2001
                                                                               -----    -----    -----
                                                                                     (In thousands)
OPERATING ACTIVITIES:
Net Loss                                                                       $ (40)   $(105)   $ (80)

Adjustment to reconcile net loss to net Cash (used) by operating activities:
Changes in operating assets and Liabilities - net:
(Increase)/decrease in accounts receivable                                        --       10      (10)
(Increase)/decrease in prepaid expenses, other current assets and
   other assets                                                                   --       --        1
Increase/(decrease) in accounts payable, accrued expenses and other
   current liabilities                                                             2       38        2

NET CASH (USED) BY OPERATING
   ACTIVITIES                                                                    (38)     (57)     (87)

FINANCING ACTIVITIES
Purchase of the Company's common stock by
one investor and the Chairman of the Board                                        --        2       40
Loan from Chairman of the Board                                                   --       50       --
Loan from Palisade Investors LLC                                                  50       --       --
                                                                               -----    -----    -----
NET CASH PROVIDED BY FINANCING ACTIVITIES                                         50       52       40
                                                                               -----    -----    -----
INCREASE (DECREASE) IN CASH AND CASH
  EQUIVALENTS                                                                     12       (5)     (47)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                     3        8       55
                                                                               -----    -----    -----
CASH AND CASH EQUIVALENTS AT END OF YEAR                                       $  15    $   3    $   8
                                                                               =====    =====    =====
Supplemental Schedule of Cash Flow Information:

   Interest and Income Taxes paid were as follows:
                             (In thousands)

         Interest                                                              $   0    $   0    $   0
         Income Taxes                                                          $   8    $   9    $   7
                                                                               =====    =====    =====

See Notes to Consolidated Financial Statements

                       GVC VENTURE CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A - Accounting Policies and Basis of Presentation
------------------------------------------------------

         The Company currently engages in no operating activities other than seeking potential opportunities for an acquisition, sale, merger or liquidation.

         Consolidated: The Consolidated Financial Statements include the accounts of the Company and its subsidiaries. Significant intercompany transactions and accounts have been eliminated in consolidations.

         Income Taxes: The Company has operating loss carryforwards of $ 8,292,000 which expire as follows; $ 5,161,000 - 2004; $ 499,000 - 2005; $
329,000 - 2006; $ 301,000 - 2007; $ 571,000 - 2008; $ 929,000 - 2009; $ 99,000 -
2010; $ 34,000 - 2011, $ 34,000 - 2012, $ 33,000 - 2013, $ 40,000 - 2014, $
37,000 - 2015; $ 80,000 - 2016, $ 105,000 - 2017 and $ 40,000 - 2018.

         A full valuation allowance has been recorded as a reserve against deferred tax assets due to the Company's history of operating losses.

         Net Loss Per Share: Basic and diluted loss per share is based on the weighted average number of shares outstanding in fiscal 2003, 2002 and 2001. Basic and diluted loss per share are equivalent for all periods presented, as there is a loss from operations in each period.

         Cash Equivalents: The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Note B - Commitments and Contingencies:
---------------------------------------

         Rental expenses for leases for continuing operations was $ 0, $ 0 and $ 0 in 2003, 2002 and 2001, respectively. Future minimum rental commitments at June 30, 2003 were $ 0.

Note C - Accounts Payable and Accrued Expense

         Accounts payable, accrued expenses and other current liabilities consist of the following:

                   June 30,     June 30,
                     2003        2002
                     ----        ----
                       (In thousands)
Trade creditors       $ 2        $ 2
Professional fees      57         56
State & Local Taxes     7          6
Total                 $66        $64

Note D - Incentive Plan
-----------------------

         The Company has an incentive plan covering 1,250,000 shares of its common stock for restricted stock awards and stock options.

         In fiscal 2001 options to purchase 25,000 shares were granted. No options were granted in fiscal 2002 and 2003, respectively.

         At June 30, 2003, there were options to purchase 10,000 and 25,000 shares issued and outstanding at an exercise price of $ .22 and $ .10 per share, respectively.

Note E - Quasi Reorganization
-----------------------------

         In 1990, the Company established a new basis for accounting for assets, liabilities and stockholders' equity. There were no changes in the historical asset values of the Company as fair values were not significantly different and as a result, the paid-in-capital and the deficit of the Company were reduced by $ 26,070,000.

Item 8.  Changes in and Disagreements with Accountants on Accounting and
-------  ---------------------------------------------------------------
         Financial Disclosures.
         ----------------------


         Not applicable.

Item 8A. Controls and Procedures.
-------  -----------------------

         As of the end of the period covered by this Report, management of the Company, with the participation of the Company's President and principal executive officer and the Company's Vice President-Finance and principal financial officer, evaluated the effectiveness of the Company's "disclosure controls and procedures," as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934. Based on that evaluation, these officers concluded that, as of the date of their evaluation, the Company's disclosure controls and procedures were effective to provide reasonable assurance that information required to be disclosed in the Company's periodic filings under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including those officers, to allow timely decisions regarding required disclosure.

         During the period covered by this Report, there were no changes in the Company's internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

                                    PART III

Item 9.  Directors and Executing Officers of the Registrant
-------  --------------------------------------------------


         The following information is given with respect to each director and executive officer of the Company:

                                    Position presently held with Company
                                    ------------------------------------
Russell Banks                       Chairman of the Board of Directors and Director

John J. Hoey                        Director

Cornelius J. Reid, Jr.              Director

Gordon L. Banks                     President, Chief Executive Officer and Director

Marc J. Hanover                     Vice President-Finance, Chief Financial Officer Secretary and Treasurer

         Russell Banks, 84, has served as the Company's Chief Executive Officer from its inception through September 2003, first as President until June 1988 and since then as Chairman of the Board of Directors. From 1961 through June 8, 1995, Mr. Banks's principal occupation was as President, Chief Executive Officer and a Director of Grow Group, Inc. (a manufacturer of specialty chemicals). Imperial Chemical Industries PLC acquired Grow Group, Inc, by means of a cash tender offer in June 1995.

         Gordon L. Banks, 48, has served as President of the Company since June 1988, after service as Vice President of the Company since its inception. Mr. Banks was designated Chief Executive Officer by the Company's Board of Directors in September 2003.

         John J. Hoey, 64, President of Beneficial Capital Corp., which wholly owns, controls, or has a significant equity interest in public and private oil and gas companies, proprietary schools, and brew pubs. He has been a Director of Beneficial Capital Corp. for more than the past six years. Mr. Hoey was President, Chief Executive Officer and Director of Hondo Oil & Gas Inc. ("Hondo"), an oil and gas company, until it was merged into Lonmin, Plc. (UK) on December 23, 1998. He became a Director of Hondo in June 1993 and CEO on December 1, 1993.

         Cornelius J. Reid, 79, has, since November 1989, been Vice Chairman of AON Insurance Services of New York and, for more than five years prior thereto was Chairman, Chief Executive Officer and a Director of Rollins Hudig Hall of New York, Inc. (formerly Rollins Burdick Hunter), an insurance brokerage firm.

         Marc J. Hanover, 53, has served as Vice President-Finance, Chief Financial Officer Secretary and Treasurer of the Company since its inception.

         The Company's officers devote minimal time to the Company's affairs. The Company's officers serve at the pleasure of the Board of Directors. Directors serve until the election of their successors.

         Gordon L. Banks is the son of Russell Banks. Marc J. Hanover is the nephew of Russell Banks' wife. None of the other directors or officers are related.

         Under the arrangement with Palisade Investors LLC ("Palisade"), Palisade has the right to designate two directors. Palisade has not exercised this right to date. (See "Security Ownership of Certain Beneficial Owners and Management" in Item 11 of this Report.)

Item 10. Executive Compensation
-------------------------------


         No executive officer has received any cash compensation during the past three fiscal years.

Option Grants in Last Fiscal Year
---------------------------------

         No options to purchase shares of the Company's Common Stock were granted by the Company to any executive officer during fiscal 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
--------------------------------------------------------------------------
Values
------

         No options to purchase shares of the Company's Common Stock were exercised by any executive officer during fiscal 2003. The following table contains information with respect to unexercised options held at June 30, 2003 by the Company's executive officers.

                                                                 Number of             Value of Unexercised
                                                                 Unexercised Options   In-the-Money Options
                                                                 at June 30, 2003 (#)  at June 30, 2003 ($)
       -------------------------------------------------------------------------------------------------------
       Name and Principal      Shares
       Position                Acquired On        Value          Exercisable/          Exercisable/
                               Exercise(#)        Realized ($)   Unexercisable         Unexercisable
       -------------------------------------------------------------------------------------------------------
       Russell Banks                   0                0                 0                      0
       Chairman

       Gordon L. Banks                 0                0                 0                      0
       President

       Marc J. Hanover                 0                0              35,000/0                  0/0 (1)
       VP Finance

         (1) On June 30, 2003, the exercise price of all options exceeded the market value of the Company's Common Stock.

Standard Remuneration of Directors
----------------------------------

         The Company has discontinued its practice of paying non-employee directors an annual retainer of $5,000 and a fee of $500 for participating in each Board or Committee meeting. No payment had been made to the board members for at least three years.

Item 11. Security Ownership of Certain Beneficial Owners and Management.
-------  ---------------------------------------------------------------

         The following table sets forth information, at September 15, 2003, as to the shares of the Company's Common Stock beneficially owned by (a) the only persons (including any "group" as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock of the Company, the Company's only class of voting securities (b) each director of the Company, and (c) directors and executive officers of the Company as a group:

                                                                     Amount and Nature
                                   Name                              of Beneficial           Percent
Title of Class                     Beneficial Owner                  Ownership (1)           of Class (2)
--------------                     ----------------                  -------------------     ------------
Common Stock                       Palisade Investors LLC                   1,504,545          28.4%
                                   1 Bridge Plaza
                                   Fort Lee, NJ  07024

Common Stock                       Russell Banks                            1,524,156(3)       28.8%
                                   330 South Ocean Blvd.
                                   Apt. 5D Palm Beach, FL 33480

Gordon Banks                                                                  249,808           4.7%

John J. Hoey                                                                   22,727             *

Cornelius J. Reid, Jr.                                                         22,840             *

Directors and executive officers as a                                       1,978,680(4)        37.1%
   group(5 persons, including the above)
---------------------------

(1) Unless otherwise noted, the beneficial owner has sole voting and investment power.
(2) Asterisk indicates that the percentage is less than one percent. Percent of class assumes the issuance of the shares subject to the portion of the options held by such person that are exercisable within 60 days after September 15, 2003 but (except for the calculation of beneficial ownership by all directors and executive officers as a group) by no other person.
(3) Includes 294,156 and 250,000 shares of common stock owned by a trust of which Mr. Banks is the trustee and by his wife, respectively.
(4) Includes the shares reflected in footnote 3 and 35,000 shares subject to the portion of options held by an executive officer that were exercisable in full on September 15, 2003.

Item 12. Certain Relationships and Related Transactions
-------- ----------------------------------------------

         Mr. Russell Banks and Palisade Investors LLC have each previously loaned $50,000 to the Company, bearing interest at 6% per annum. The loans were originally due on October 30, 2003 and have been extended to November 30, 2004. All funds were and are being used to fund the expenses of the Company.

Item 13. Exhibits, Financial Statement Schedules, and Reports On Form 8-K
-------  ----------------------------------------------------------------

         (a) (1) Financial Statements

         The consolidated financial statements of the Company identified below are contained in Item 7 of this Report on the pages indicated:

                                                                                               Page
                                                                                               ----
Report of Independent Auditors..........................................................        8
Consolidated Financial Statements:
         Consolidated Balance Sheets - June 30,.........................................        9
         Consolidated Statements of Operations -
             years ended June 30, 2003, 2002 and 2001...................................        10
         Consolidated Statements of Stockholders'(Deficit) -
             years ended June 30, 2003, 2002 and 2001...................................        11
         Consolidated Statements of Cash Flows -
             years ended June 30, 2003, 2002, and 2001..................................        12
         Notes to Consolidated Financial Statements.....................................        13

                  (a)      (2) Financial Statement Schedules

         The schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and, therefore, have been omitted.

                  (a)   (3)  Exhibits

*3.1 Restated Certificate of Incorporation of the Company. (Annex C to the Company's Information Statement which formed a part of its Registration Statement on Form 10).

+3.2     By Laws of the Company, as amended (Exhibit 3.2).

*4.1 Certificate of Common Stock, par value $ .10 per share, of the Company (Exhibit 4.1).

+10.4x   Registrant's Executive Incentive Plan, as amended (Exhibit 10.4).

31(a)    Certification of Principal Executive Officer of the Company pursuant to
         Section 302 of the Sarbanes-Oxley Act of 2002.

31(b)    Certification of Principal Financial Officer of the Company pursuant to
         Section 302 of the Sarbanes-Oxley Act of 2002.

32(a) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer of the Company.

32(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Principal Financial Officer of the Company.


----------------

* Filed as the parenthetically indicated exhibit to Amendment No. 1 to the Company's Registration of Securities on Form 10, File 10, File No. 0-15862, and incorporated herein by reference.

+ Filed as the parenthetically indicated exhibit to Company's Annual Report on Form 10-K for the year ended June 30, 1990, File No. 0-15862, and incorporated herein by reference.

+ Filed as the parenthetically indicated exhibit to the Company's Annual Report on Form 10-K for the year ended June 30, 1992, and incorporated herein by reference.

x        Management contract.

         (b)      Reports on Form 8-K

         No Reports on Form 8-K were filed during the fourth quarter of the Company's year ended June 20, 2003.

Item 14. Principal Account, Fees and Services
-------- ------------------------------------

         The only professional services rendered by Ernst & Young LLP to the Company for the fiscal years ended June 30 2003 and June 30, 2002 were audit services, the fees for which were $8,000 and $7,000 respectively. Ernst & Young LLP provided no audit-related services, tax services or other services during either fiscal year.

                                   Signatures

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 GVC VENTURE CORP.

Dated:  December 3, 2003

                                                 /s/ Gordon Banks
                                                 ----------------------------
                                                 Gordon Banks, President
                                                 and Chief Executive Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                              /s/ Russell Banks
                                              -------------------------------
                                              Russell Banks, Chairman of the
                                              Board of Directors
                                              Date: December 3, 2003


                                              /s/ Gordon Banks
                                              -------------------------------
                                              Gordon Banks, President
                                              and Chief Executive Officer
                                              Date: December 3, 2003


                                              /s/ Marc Hanover
                                              -------------------------------
                                              Marc Hanover, Vice-President
                                              Finance and Treasurer (Principal
                                              Chief Financial Officer and
                                              Accounting Officer)
                                              Date: December 3, 2003


                                              /s/ John J. Hoey
                                              -------------------------------
                                              John J. Hoey, Director
                                              Date: December 3, 2003


                                              /s/ Cornelius J. Reid, Jr.
                                              -------------------------------
                                              Cornelius J. Reid, Jr.
                                              Director
                                              Date: December 3, 2003

      Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 10-QSB


(X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the Quarter ended March 31, 2004

( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the transition period from ____________________ to _____________________

Commission File No. 0-15862

                                GVC VENTURE CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                         13-3018466
-------------------------------                      ------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

200 East 66th Street, Suite B603, New York, NY            10021-9181
----------------------------------------------       ------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number including area code: 212-446-6725

         Check whether the issuer: (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes __ No X(1)

         State the number of shares outstanding of each of the issuer's classes of common equity, as of latest practicable date: As of May 7, 2004, there were 5,294,516 shares of Common Stock, $.10 par value per share outstanding.

Transitional Small Business Disclosure Format:   Yes               No    X
                                                     ------           ------



--------
1 The issuer has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934, except that this Report and the issuer's Quarterly Report on Form 10-QSB for the quarters ended September 30, 2003 and December 31, 2003 have not been reviewed in accordance with statement on Auditing Standards No. 100.

Item 1.  Financial Statements

                       GVC VENTURE CORP. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                               March 31,       June 30,
                                                                  2004           2003
                                                                 -------       -------
                                                               (Unaudited)
                                                            (In thousands except share data)
Assets

Current assets:
   Cash and cash equivalents                                     $     4       $    15
                                                                 -------       -------
      Total current assets                                             4            15
                                                                 -------       -------

Total Assets                                                     $     4       $    15
                                                                 =======       =======

Liabilities and Stockholders' Equity

Current liabilities:
   Accounts payable and accrued expenses (Note B)                $    80       $    66
   Current portion of long-term debt to affiliates (Note B)          100             -
   Advance from affiliate of stockholder (Note B)                     13             -
                                                                 -------       -------
      Total current liabilities                                      193            66

Long-Term Debt to Affiliates                                           -           100

Stockholders' Equity (Note B)

Preferred Stock - no par value; 1,000,000 shares
  authorized, no shares issued and outstanding                         -             -
Common Stock - $.10 par value; 50,000,000
   shares authorized, 5,294,516 shares issued and
   outstanding                                                       529           529
Paid-in capital                                                    1,688         1,688
Accumulated deficit                                               (2,406)       (2,368)
                                                                 -------       -------

  Total stockholders' deficit                                       (189)         (151)
                                                                 -------       -------

Total Liabilities and Stockholders' Equity                       $     4       $    15
                                                                 -------       -------



                 See Notes to Consolidated Financial Statements

                       GVC VENTURE CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                    Three Months Ended                 Nine Months Ended
                                         March 31,                         March 31,
                               -----------------------------      -----------------------------
                                  2004              2003              2004              2003
                               ----------        -----------      ------------      -----------
                                                   (In thousands except share and per share data)
Corporate office expenses      $       25        $        17      $         33      $        30
Interest on debt                        2                  2                 5                3
                               ----------        -----------      ------------      -----------
  Net loss                     $       27        $        19      $         38      $        33
                               ==========        ===========      ============      ===========


Net loss per share             $     0.00        $      0.00      $       0.00      $     0.00
                               ==========        ===========      ============      ==========


Weighted average number
     of common shares
     outstanding - basic
     and diluted                5,294,516          5,294,516         5,294,516       5,294,516
                               ==========         ==========         =========       =========











                 See Notes to Consolidated Financial Statements

                       GVC VENTURE CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                    Nine Months Ended March 31,
                                                         2004       2003
                                                         ----       ----
                                                         (In thousands)

OPERATING ACTIVITIES:
Net loss                                                 $(38)      $(33)
Adjustment to reconcile net loss to net
      cash provided (used) by operating activities:
Changes in operating assets and liabilities - net:
Increase/(decreases) in accounts payable and
      accrued expenses                                     14          7
                                                         ----       ----
NET CASH PROVIDED (USED) BY OPERATING                     (24)       (26)
                                                         ----       ----
      ACTIVITIES

INVESTMENT ACTIVITIES:                                      -          -
                                                         ----       ----

FINANCING ACTIVITIES:
Advance from affiliate of stockholder                      13          -
Loan from affiliate                                         -         25
                                                         ----       ----

NET CASH PROVIDED (USED) BY FINANCING
      ACTIVITIES                                           13         25
                                                         ----       ----

INCREASE (DECREASE) IN CASH AND CASH
      EQUIVALENTS                                         (11)        (1)

CASH AND CASH EQUIVALENTS AT BEGINNING
      OF PERIOD                                            15          3
                                                         ----       ----


CASH AND CASH EQUIVALENTS AT END OF PERIOD               $  4       $  2
                                                         ====       ====

SUPPLEMENTAL INFORMATION:
   Cash paid for interest                                $  -       $  -
   Cash paid for income taxes                            $  4       $  5
                                                         ====       ====


                 See Notes to Consolidated Financial Statements

                       GVC VENTURE CORP. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

          A. The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-QSB and Regulation S-X related the preparation of interim financial statements. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. Operating results for the three and nine months ended March 31, 2004 are not necessarily indicative of the results that may be expected for the full year ending June 30, 2004. For further information refer to the consolidated financial statements and footnotes thereto included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003.

          B. On April 29, 2004, Bernard Zimmerman & Company, Inc. ("Zimmerman Company"), Gordon Banks, President, Chief Executive Officer and a director of the Company, and Berman Industries, Inc. ("Berman Industries") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with GVC Venture Corp. (the "Company") pursuant to which Zimmerman Company agreed to purchase 6,300,000 shares of the Company's Common Stock for $63,000, Gordon Banks agreed to purchase 1,300,000 shares of the Company's Common Stock for $13,000 and Berman Industries agreed to convert the Company's $13,000 obligation to it into 1,300,000 shares of the Company's Common Stock (the "Proposed Transaction"). Consummation of the Proposed Transaction is subject to, among other things, the reduction of the par value of the Company's Common Stock discussed below.

          Contemporaneously therewith, Russell Banks, Chairman of the Board of Directors and a director of the Company, and Palisade Investors LLC ("Palisade"), principal stockholders of the Company, agreed to the cancellation and capitalization of the principal (an aggregate of $100,000) and accrued interest on the Company's obligations to them condition upon completion of the purchase of shares in the Company by Zimmerman Company, Gordon Banks and Berman Industries, as contemplated in the Stock Purchase Agreement.

          Conditioned upon completion of the foregoing, the law firm of Jenkens & Gilchrist Parker Chapin LLP, counsel to the Company, has agreed to defer, among other things, the Company's obligations owed it for legal services rendered prior to January 1, 2004 and in connection with the Proposed Transaction (an aggregate of approximately $60,000 at March 31, 2004) on a non-interest basis until the earlier of December 31, 2010, the liquidation of the Company or the Company's merger with, or sale of substantially all of its assets to, or another change in control transaction with, another entity that is approved by the Company's Board of Directors (other than as a result of the Stock Purchase Agreement), following which transaction or series of transactions the current stockholders of the Company immediately preceding the effectiveness of the first of such transactions do not own more than 50% of the outstanding voting power of the resulting entity immediately following the effectiveness of the last of such transactions.

          The Company proposes to hold a special meeting of stockholders (the "Meeting") to, among other things, (i) authorize an amendment to the Company's Restated Certificate of Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share in order to, among other things, enable the Company to complete the Proposed Transaction; (ii) authorize an amendment to the Company's Restated Certificate of Incorporation to establish a par value of $.01 for the Company's authorized Preferred Stock; and (iii) authorize the Company's Board of Directors to implement, without further stockholder action, a reverse split of the Company's Common Stock.

Item 2. Management's Discussion and Analysis of Financial Condition And Results of Operations

General

          The Company currently engages in no operating activities. The Company has been seeking potential opportunities for an acquisition, sale or merger or another business transaction.

          On April 29, 2004, Bernard Zimmerman & Company, Inc. ("Zimmerman Company"), Gordon Banks, President, Chief Executive Officer and a director of the Company, and Berman Industries, Inc. ("Berman Industries") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with GVC Venture Corp. (the "Company") pursuant to which Zimmerman Company agreed to purchase 6,300,000 shares of the Company's Common Stock for $63,000, Gordon Banks agreed to purchase 1,300,000 shares of the Company's Common Stock for $13,000 and Berman Industries agreed to convert the Company's $13,000 obligation to it into 1,300,000 shares of the Company's Common Stock (the "Proposed Transaction"). Consummation of the Proposed Transaction is subject to, among other things, the reduction of the par value of the Company's Common Stock discussed below. The Company proposes to hold a special meeting of stockholders (the "Meeting") to:
(i) authorize an amendment to the Company's Restated Certificate of Incorporation to reduce the par value of the Company's Common Stock from $.10 per share to $.01 per share in order to, among other things, enable the Company to complete the Proposed Transaction.

          Contemporaneously therewith, Russell Banks, Chairman of the Board of Directors and a director of the Company, and Palisade Investors LLC ("Palisade"), principal stockholders of the Company, have agreed to the cancellation and capitalization of the principal (an aggregate of $100,000) and accrued interest on the Company's obligations to them condition upon completion of the purchase of shares in the Company by Zimmerman Company, Gordon Banks and Berman Industries as contemplated in the Stock Purchase Agreement.

          Following completion of the Proposed Transaction, it is intended that the Company will seek an acquisition, sale, merger or other business combination with a privately-held company seeking to operate as a publicly-held company or another transaction.

Results of Operations - Three months ended March 31, 2004 compared with three months ended March 31, 2003

          Corporate expenses were $8,000 higher in the fiscal 2004 period than in the fiscal 2003 period primarily as a result of higher legal expenses in connection with investigating a potential business transaction. Interest expenses of $2,000 relates to loans owed to Russell Banks, the Company's Chairman of the Board, and Palisade, principal stockholders of the Company made between March 2002 and April 2003, and an advance of $13,000 from an affiliate of Palisade made in November 2003.

Results of Operations - Nine months ended March 31, 2004 compared with nine months ended March 31, 2003

          Corporate expenses increased by $3,000 in the nine months ended March 31, 2004 from the comparable period in fiscal 2003 primarily as a result of higher legal expenses in connection with investigating potential business transactions. Interest expense in the fiscal 2004 nine month period increased by $2,000 over the nine months ended March 31, 2004 as a result of higher average loan balances from the comparable period in fiscal 2003 from the loans made to the Company by the Company's Chairman of the Board and Palisade, principal stockholders of the Company, and an advance of $13,000 from an affiliate of Palisade Investors made in November 2003.

Liquidity and Capital Resources

          During the nine months ended March 31, 2004, the Company had a negative cash flow of $11,000, as a result of the net loss of $38,000 that was funded by a $13,000 loan from an affiliate of Palisade, $11,000 of the Company's cash and a $14,000 increase in current liabilities. At March 31, 2004, the Company had cash and cash equivalents of $4,000.

          At March 31, 2004, the Company's liabilities of $193,000 (all of which were current liabilities) exceeded the Company's cash and cash equivalents (the Company's only assets) of $4,000. See, however, "general," above regarding the Proposed Transaction which is expected to enable the Company to continue, for a reasonable period of time, its search for such a merger or other business combination. If the Proposed Transaction is not completed, the Company may be forced to liquidate and dissolve if the Company's principal stockholder or others do not provide funding to the Company.

Off-Balance Sheet Financing

          The Company has no off-balance sheet financing arrangements within the meaning of Item 303(c) of Regulation S-B.

Forward Looking Statements

          Certain statements in this Report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Report, words such as "may," "should," "seek," "believe," "expect," anticipate," "estimate," "project," "intend," "strategy" and similar expressions are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company's future plans, operations, business strategies, operating results and financial position. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of the Company, or industry trends and results, to differ materially from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include the consummation of the Proposed Transaction, the Company's ability to locate and consummate other financings if the Proposed Transaction is not completed or if funds to be raised in the Proposed Transaction are not sufficient to enable the Company to timely effectuate an acquisition, sale, merger or other business combination or other transaction, the nature and degree of success of any such business combination or transaction, if consummated, and general economic and business conditions in the United States. These and certain other factors are discussed in this Report and from time to time in other Company reports filed with the Securities and Exchange Commission. The Company does not assume an obligation to update the factors discussed in this Report or such other reports.

Item 3.   Controls and Procedures

          As of the end of the period covered by this report, management of the Company, with the participation of the Company's President, who is its principal executive officer, and the Company's Vice President-Finance, who is its principal financial officer, evaluated the effectiveness of the Company's "disclosure controls and procedures," as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934. Based on that evaluation, these officers concluded that, as of the date of their evaluation, the Company's disclosure controls and procedures were effective to provide reasonable assurance that information required to be disclosed in the Company's periodic filings under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including those officers, to allow timely decisions regarding required disclosure.

          During the period covered by this Report, there were no changes in the Company's internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

                           PART II. OTHER INFORMATION

Item 5.   Other Information

          (a) Reference is made to Note B to the Notes to the Consolidated Financial Statements contained in this Report for information concerning a proposed sale of an aggregate of 8,900,000 shares of the Company's common stock and related transaction.

          (b) On April 10, 2004, after approving the transactions in Note B of the Notes to the Consolidated Financial Statements included in this Report, John H. Hoey and Cornelius J. Reid resigned as directors.

Item 6.   Exhibits And Reports On Form 8-K

          (a)       Exhibits:

         Exhibit
         Number       Description

          31.1      Certificate of the Principal Executive Officer pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002 for Quarterly Report on Form 10-QSB for period ended December 31, 2003.

          31.2      Certificate of the Principal Financial Officer pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002 for Quarterly Report on Form 10-QSB for period ended December 31, 2003.

          32.1 Certificate of the Principal Executive Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          32.2 Certificate of the Principal Financial Officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

          (b)       Reports on Form 8-K:

          No reports on Form 8-K were filed during the quarter ended March 31, 2004. However, on April 30, 2004, the Company filed a Current Report on Form 8-K dated (date of earliest event reported) April 29, 2004 reporting under Item 5, Other Events, and Item 7, Financial Statements and Exhibits, describing the Proposed Transaction in greater detail than contained in this Report.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below on its behalf by the undersigned thereunto duly authorized.

                                    GVC VENTURE CORP.



Date:    May 14, 2004               By:/s/ Gordon Banks
                                    -----------------------------------
                                             Gordon Banks, President
                                             (Principal Executive
                                             Officer) and Director




Date:    May 14, 2004               By: /s/ Marc J. Hanover
                                    -----------------------------------
                                             Marc J. Hanover, Vice-
                                             President Finance and Treasurer
                                             (Principal Chief Financial Officer)
                                             and Accounting Officer